UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22714

Eaton Vance Series Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

July 31

Date of Fiscal Year End

July 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Emerging Markets Debt Opportunities Fund

Annual Report

July 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report July 31, 2020

Eaton Vance

Emerging Markets Debt Opportunities Fund

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened on August 1, 2019, emerging market (EM) debt was in the midst of a 2019 rally, after a difficult period for the asset class the previous year.

Several factors drove the rally through the first half of the period, with the largest contributor being actions by central banks in developed economies. Dovish remarks about interest rates by the U.S. Federal Reserve (the Fed) in early 2019 were followed by the Fed’s first rate reduction in over a decade on the day before the period opened — July 31, 2019 — and two additional rate cuts in September and October. By the end of the third quarter, 60 central banks around the world had lowered interest rates. Falling rates on developed-market sovereign debt made higher-yielding EM debt look more attractive by comparison, and the EM debt asset class saw strong inflows that put upward pressure on prices through January 2020.

In late January, however, news of the outbreak of the novel coronavirus in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it brought most of the world’s economies to a standstill.

Emerging market countries proved particularly vulnerable to the virus’ economic and health effects. In nations with weak health care systems, where many people participate in the informal economy, much of the population faced a choice between going to work to feed their families or staying home, socially distancing and not having food to eat. Emerging market nations that depend on oil exports for income faced an additional threat in the form of falling oil prices initiated largely by a price war between two major producers, Russia and Saudi Arabia and exacerbated by plunging demand as the global economy contracted. As a result, the blended benchmark, the J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index (the Index), a broad measure of the asset class, declined 11.88% in March 2020.

In April, however, EM bond performance turned a corner, along with most other asset classes. Several factors combined to begin a rally in EM debt that would last through the end of the period: aggressive monetary and fiscal responses by governments and central banks to help mitigate the economic effects of the virus; increased knowledge about how to slow the virus’ spread, which helped reduce uncertainty; and compelling valuations that started to attract investors back to EM debt. As a result, by period-end the Index was back in positive territory, returning 1.69% for the 12 months ended July 31, 2020.

Fund Performance

For the 12-month period ended July 31, 2020, Eaton Vance Emerging Markets Debt Opportunities Fund (the Fund) returned 4.19% for Class A shares at net asset value (NAV), outperforming the 1.69% return of its benchmark, the Index.

On a regional basis, the largest contributor to Fund performance versus the Index was from overweight positioning in Africa, Eastern Europe and the Middle East. In Africa, the Fund’s out-of-Index position in local currency Egyptian bills and bonds was the largest single contributor to performance relative to the Index. The position benefited from high interest rates and the Egyptian central bank’s monetary policy, which kept its currency relatively stable versus the U.S. dollar. The position was removed from the Fund in March 2020 in anticipation of COVID-related weakness, and re-established in June. In South Africa, the Fund was overweight interest rate exposure, relative to the Index, which contributed to relative performance when South African central bank actions helped drive rates lower, increasing the value of the Fund’s related positions.

In Eastern Europe, the Fund’s out-of-Index position in local currency Ukrainian sovereign bonds helped relative results, as the bonds paid relatively high interest rates and increased in value when rates declined during the period. Similarly, the Fund’s out-of-Index position in local currency Serbian government bonds benefited from falling interest rates that drove prices up. In the Middle East, an overweight holding in dollar-denominated Bahraini sovereign debt contributed to relative performance as well. The position, which was sold in February and added again in April and May, as valuations became more attractive, benefited from Bahrain’s progress in consolidating its debt and the return of financial support from regional allies, including Saudi Arabia.

In contrast, the Fund’s use of derivatives, (mainly interest rate futures and swaps) to manage its exposure to U.S. Treasury duration was the largest single detractor from performance versus the Index. By design, the Fund manages its U.S. Treasury duration exposure to near-zero, so Fund investors have exposure to emerging market debt that is minimally effected by changes in Treasury rates. During a period when Treasury rates declined and prices rose, this strategy hurt performance versus the Index, which has approximately three years of Treasury duration exposure.

Additional detractors from results versus the Index included overweight positions in U.S. dollar-denominated government debt issued by El Salvador as well as Pemex, Mexico’s state-owned petroleum company. While El Salvador was early to implement lockdown measures in response to the coronavirus pandemic, its bonds declined in price on investor concerns about the ability of its economy to handle a virus-induced slowdown. Pemex bonds lost value as oil prices were hurt by slowing global demand and investors questioned the long-term health of the state-controlled Mexican oil industry. As of period-end on July 31, 2020, the Fund no longer had exposure to El Salvadorian sovereign debt, Pemex bonds or South African interest rates.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric A. Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	09/03/2015	02/04/2013	4.19%	5.85%	3.56%
Class A with 4.75% Maximum Sales Charge	—	—	–0.75	4.83	2.89
Class I at NAV	09/03/2015	02/04/2013	4.47	6.18	3.78
Class R6 at NAV	02/04/2013	02/04/2013	4.63	6.15	3.76
J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index	—	—	1.69%	4.72%	1.97%
J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged)	—	—	–0.81	3.48	–0.90

% Total Annual Operating Expense Ratios[4]			Class A	Class I	Class R6
Gross			1.33%	1.08%	1.03%
Net			1.15	0.90	0.85

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	02/04/2013	$330,094	N.A.
Class R6	$1,000,000	02/04/2013	$1,318,935	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Fund Profile

Asset Allocation (% of net assets)5

Foreign Currency Exposures by Country (% of net assets)6

Ukraine	10.0%

Serbia	5.5

Egypt	5.0

Uzbekistan	2.7

Thailand	2.0

Georgia	1.8

Uruguay	1.1

Other	1.0	*

Euro	–4.9

Total Long	29.1

Total Short	–4.9

Total Net	24.2

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index is a blended index comprised of 25% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified, and 50% J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged). J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified is an unmanaged index of USD-denominated emerging market corporate bonds. J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2020, J.P. Morgan Chase & Co. All rights reserved. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective February 15, 2019, the Fund changed its primary benchmark to J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index because the investment adviser believes it is a more appropriate benchmark for the Fund.

[3]

Total Returns at net asset value (NAV) do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class A and Class I is linked to Class R6. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 11/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

Additional Information

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 – July 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (2/1/20)	Ending Account Value (7/31/20)	Expenses Paid During Period* (2/1/20 – 7/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$977.80	$5.66	**	1.15%
Class I	$1,000.00	$979.30	$4.43	**	0.90%
Class R6	$1,000.00	$979.30	$4.18	**	0.85%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$5.77	**	1.15%
Class I	$1,000.00	$1,020.40	$4.52	**	0.90%
Class R6	$1,000.00	$1,020.60	$4.27	**	0.85%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2020.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments

Foreign Government Bonds — 59.3%
Security		Principal Amount (000’s omitted)	Value

Argentina — 1.8%

Republic of Argentina, 3.75% to 3/31/29, 12/31/38(1)(2)	USD	2,016	$849,258

Republic of Argentina, 6.25%, 11/9/47(2)(3)	EUR	4,824	2,296,414

Republic of Argentina, 6.625%, 7/6/28(2)	USD	532	225,068

Republic of Argentina, 6.875%, 1/11/48(2)	USD	5,111	2,140,231

Republic of Argentina, 7.625%, 4/22/46(2)	USD	2,038	874,903

Total Argentina			$6,385,874

Armenia — 1.5%

Republic of Armenia, 3.95%, 9/26/29(3)	USD	3,021	$2,999,883

Republic of Armenia, 7.15%, 3/26/25(3)	USD	1,949	2,224,901

Total Armenia			$5,224,784

Bahrain — 2.2%

Bahrain Government International Bond, 6.75%, 9/20/29(3)	USD	1,827	$2,027,853

Bahrain Government International Bond, 7.00%, 1/26/26(3)	USD	973	1,095,314

Bahrain Government International Bond, 7.375%, 5/14/30(3)	USD	2,675	3,076,785

CBB International Sukuk Programme Co., 6.25%, 11/14/24(3)	USD	1,645	1,788,378

Total Bahrain			$7,988,330

Barbados — 0.5%

Government of Barbados, 6.50%, 10/1/29(4)	USD	1,704	$1,627,095

Total Barbados			$1,627,095

Belarus — 1.3%

Republic of Belarus, 5.875%, 2/24/26(3)	USD	1,410	$1,372,257

Republic of Belarus, 6.378%, 2/24/31(3)	USD	3,206	3,102,953

Total Belarus			$4,475,210

Benin — 1.0%

Benin Government International Bond, 5.75%, 3/26/26(3)	EUR	3,200	$3,575,127

Total Benin			$3,575,127

Bosnia and Herzegovina — 0.1%

Republic of Srpska, 1.50%, 10/30/23	BAM	194	$117,139

Republic of Srpska, 1.50%, 6/9/25	BAM	49	28,885

Republic of Srpska, 1.50%, 9/25/26	BAM	295	176,677

Total Bosnia and Herzegovina			$322,701

Security		Principal Amount (000’s omitted)	Value

Chile — 0.2%

Republic of Chile, 3.125%, 1/21/26	USD	758	$848,297

Total Chile			$848,297

Dominican Republic — 0.3%

Dominican Republic, 7.45%, 4/30/44(3)	USD	627	$708,823

Dominican Republic, 7.50%, 5/6/21(3)	USD	417	432,188

Total Dominican Republic			$1,141,011

Egypt — 3.2%

Arab Republic of Egypt, 4.75%, 4/11/25(3)	EUR	276	$316,481

Arab Republic of Egypt, 5.625%, 4/16/30(3)	EUR	114	121,715

Arab Republic of Egypt, 6.375%, 4/11/31(3)	EUR	2,325	2,549,023

Arab Republic of Egypt, 8.15%, 11/20/59(3)	USD	465	434,366

Arab Republic of Egypt, 8.50%, 1/31/47(3)	USD	1,145	1,135,153

Arab Republic of Egypt, 8.70%, 3/1/49(3)	USD	3,835	3,810,157

Arab Republic of Egypt, 8.875%, 5/29/50(3)	USD	2,961	2,971,630

Total Egypt			$11,338,525

Fiji — 0.7%

Republic of Fiji, 6.625%, 10/2/20(3)	USD	2,649	$2,645,689

Total Fiji			$2,645,689

Gabon — 1.1%

Republic of Gabon, 6.625%, 2/6/31(3)	USD	4,019	$3,834,554

Total Gabon			$3,834,554

Georgia — 1.5%

Georgia Treasury Bond, 7.00%, 5/30/24	GEL	6,558	$2,029,314

Georgia Treasury Bond, 7.25%, 1/17/21	GEL	895	290,439

Georgia Treasury Bond, 7.375%, 9/27/23	GEL	1,487	468,983

Georgia Treasury Bond, 8.125%, 1/25/23	GEL	895	292,006

Georgia Treasury Bond, 9.375%, 4/9/22	GEL	4,098	1,363,367

Republic of Georgia, 6.875%, 4/12/21(3)	USD	830	851,695

Total Georgia			$5,295,804

Guatemala — 0.5%

Guatemala Government Bond, 5.75%, 6/6/22(3)	USD	200	$212,900

Republic of Guatemala, 6.125%, 6/1/50(3)	USD	1,350	1,651,050

Total Guatemala			$1,863,950

Honduras — 2.3%

Honduras Government International Bond, 5.625%, 6/24/30(3)	USD	2,054	$2,146,430

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Honduras (continued)

Honduras Government International Bond, 6.25%, 1/19/27(3)	USD	1,201	$1,306,088

Honduras Government International Bond, 7.50%, 3/15/24(3)	USD	4,166	4,568,623

Total Honduras			$8,021,141

Indonesia — 1.0%

Indonesia Government Bond, 7.50%, 4/15/40	IDR	17,636,000	$1,223,648

Indonesia Government Bond, 8.375%, 4/15/39	IDR	8,234,000	617,212

Indonesia Government International Bond, 3.85%, 10/15/30	USD	1,160	1,336,628

Indonesia Government International Bond, 4.20%, 10/15/50	USD	400	479,604

Total Indonesia			$3,657,092

Iraq — 0.3%

Republic of Iraq, 5.80%, 1/15/28(3)	USD	967	$901,733

Total Iraq			$901,733

Jamaica — 1.1%

Jamaica Government International Bond, 7.875%, 7/28/45	USD	3,007	$3,946,688

Total Jamaica			$3,946,688

Jordan — 1.0%

Jordan Government International Bond, 7.375%, 10/10/47(3)	USD	3,400	$3,570,146

Total Jordan			$3,570,146

Kenya — 0.4%

Republic of Kenya, 7.25%, 2/28/28(3)	USD	1,400	$1,389,864

Total Kenya			$1,389,864

Lebanon — 0.2%

Lebanese Republic, 6.25%, 11/4/24(2)(3)	USD	792	$135,709

Lebanese Republic, 6.25%, 6/12/25(2)(3)	USD	143	24,396

Lebanese Republic, 6.40%, 5/26/23(2)	USD	792	136,137

Lebanese Republic, 6.65%, 4/22/24(2)(3)	USD	1,142	192,712

Lebanese Republic, 6.85%, 5/25/29(2)	USD	1,053	176,704

Lebanese Republic, 7.00%, 12/3/24(2)	USD	369	62,367

Lebanese Republic, 7.00%, 3/20/28(2)(3)	USD	144	23,057

Lebanese Republic, 7.15%, 11/20/31(2)(3)	USD	226	35,871

Lebanese Republic, 8.20%, 5/17/33(2)	USD	77	12,403

Security		Principal Amount (000’s omitted)	Value

Lebanon (continued)

Lebanese Republic, 8.25%, 5/17/34(2)	USD	65	$10,441

Total Lebanon			$809,797

Malaysia — 0.4%

Malaysia Government Bond, 3.828%, 7/5/34	MYR	1,060	$274,307

Malaysia Government Bond, 4.254%, 5/31/35	MYR	4,500	1,200,685

Total Malaysia			$1,474,992

Mexico — 0.7%

Mexican Bonos, 8.50%, 5/31/29	MXN	47,000	$2,522,710

Total Mexico			$2,522,710

Oman — 0.2%

Oman Government International Bond, 3.625%, 6/15/21(3)	USD	900	$897,705

Total Oman			$897,705

Peru — 1.1%

Peru Government Bond, 5.94%, 2/12/29(3)(4)	PEN	9,000	$3,058,298

Peru Government Bond, 6.15%, 8/12/32(3)(4)	PEN	1,052	353,583

Peru Government Bond, 6.95%, 8/12/31	PEN	501	179,691

Republic of Peru, 2.392%, 1/23/26	USD	320	340,800

Total Peru			$3,932,372

Philippines — 3.1%

Republic of the Philippines, 2.457%, 5/5/30	USD	4,350	$4,786,118

Republic of the Philippines, 2.95%, 5/5/45	USD	5,420	6,095,433

Total Philippines			$10,881,551

Romania — 10.0%

Romanian Government International Bond, 2.75%, 2/26/26(3)	EUR	3,390	$4,243,234

Romanian Government International Bond, 3.375%, 1/28/50(3)	EUR	11,536	13,960,249

Romanian Government International Bond, 3.624%, 5/26/30(3)	EUR	3,395	4,433,817

Romanian Government International Bond, 4.625%, 4/3/49(3)	EUR	8,987	12,722,412

Total Romania			$35,359,712

Rwanda — 0.1%

Republic of Rwanda, 6.625%, 5/2/23(3)	USD	221	$224,205

Total Rwanda			$224,205

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Serbia — 5.4%

Serbia Treasury Bond, 4.50%, 1/11/26	RSD	1,383,250	$15,146,489

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	326,680	3,883,906

Total Serbia			$19,030,395

Seychelles — 0.0%(5)

Republic of Seychelles, 8.00%, 1/1/26(3)	USD	195	$172,835

Total Seychelles			$172,835

Suriname — 0.2%

Republic of Suriname, 9.25%, 10/26/26(3)	USD	1,168	$627,158

Total Suriname			$627,158

Thailand — 0.3%

Thailand Government Bond, 3.30%, 6/17/38	THB	28,441	$1,123,363

Total Thailand			$1,123,363

Turkey — 0.2%

Republic of Turkey, 5.125%, 3/25/22	USD	810	$797,581

Total Turkey			$797,581

Ukraine — 14.1%

Ukraine Government International Bond, 0.00%, GDP-Linked, 5/31/40(3)(4)(6)	USD	11,558	$10,205,136

Ukraine Government International Bond, 9.79%, 5/26/27	UAH	100,000	3,192,534

Ukraine Government International Bond, 9.84%, 2/15/23	UAH	26,000	909,179

Ukraine Government International Bond, 10.00%, 8/23/23	UAH	282,575	9,774,292

Ukraine Government International Bond, 15.70%, 1/20/21	UAH	27,494	1,012,940

Ukraine Government International Bond, 15.84%, 2/26/25	UAH	446,208	18,030,183

Ukraine Government International Bond, 17.00%, 5/11/22	UAH	53,263	2,101,108

Ukraine Government International Bond, 18.00%, 3/24/21	UAH	129,451	4,868,338

Total Ukraine			$50,093,710

United Arab Emirates — 1.0%

Abu Dhabi Government International Bond, 3.125%, 9/30/49(3)	USD	3,285	$3,687,235

Total United Arab Emirates			$3,687,235

Security		Principal Amount (000’s omitted)	Value

Uruguay — 0.3%

Republic of Uruguay, 3.875%, 7/2/40(12)	UYU	38,918	$992,934

Total Uruguay			$992,934

Total Foreign Government Bonds (identified cost $205,310,106)			$210,681,870

Foreign Corporate Bonds — 20.7%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.2%

Generacion Mediterranea S.A./Central Termica Roca S.A., 15.00%, 5/5/23(4)(7)	USD	1,250	$830,536

Total Argentina			$830,536

Belarus — 0.5%

Eurotorg, LLC Via Bonitron DAC, 8.75%, 10/30/22(3)	USD	1,300	$1,318,200

Eurotorg, LLC Via Bonitron DAC, 8.75%, 10/30/22(3)	USD	400	405,600

Total Belarus			$1,723,800

Bermuda — 2.0%

Liberty Latin America, Ltd., 2.00%, 7/15/24	USD	8,480	$7,282,387

Total Bermuda			$7,282,387

Brazil — 0.6%

Odebrecht Offshore Drilling Finance, Ltd., 6.72%, 12/1/22(3)	USD	2,545	$2,226,742

Total Brazil			$2,226,742

Bulgaria — 0.2%

Eurohold Bulgaria AD, 6.50%, 12/7/22(3)	EUR	500	$588,775

Total Bulgaria			$588,775

Canada — 0.7%

Gran Tierra Energy International Holdings, Ltd., 6.25%, 2/15/25(3)	USD	5,252	$2,361,772

Gran Tierra Energy International Holdings, Ltd., 6.25%, 2/15/25(4)	USD	632	284,204

Total Canada			$2,645,976

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

China — 0.1%

CAR, Inc., 6.00%, 2/11/21(3)	USD	300	$264,193

Total China			$264,193

Colombia — 0.6%

Frontera Energy Corp., 9.70%, 6/25/23(3)	USD	2,500	$2,018,750

Total Colombia			$2,018,750

El Salvador — 0.8%

AES El Salvador Trust II, 6.75%, 3/28/23(3)	USD	2,915	$2,732,506

Total El Salvador			$2,732,506

Georgia — 1.0%

JSC Georgia Capital, 6.125%, 3/9/24(3)	USD	2,736	$2,571,840

Silknet JSC, 11.00%, 4/2/24(3)	USD	1,057	1,099,100

Total Georgia			$3,670,940

Indonesia — 1.0%

Bayan Resources Tbk PT, 6.125%, 1/24/23(3)	USD	3,555	$3,420,817

Jasa Marga (Persero) Tbk PT, 7.50%, 12/11/20(3)	IDR	2,720,000	180,164

Total Indonesia			$3,600,981

Ireland — 1.4%

Aragvi Finance International DAC, 12.00%, 4/9/24(3)	USD	4,650	$4,836,000

Total Ireland			$4,836,000

Kazakhstan — 0.4%

Tengizchevroil Finance Co. International, Ltd., 3.25%, 8/15/30(3)	USD	1,310	$1,338,217

Total Kazakhstan			$1,338,217

Mexico — 1.8%

Braskem Idesa SAPI, 7.45%, 11/15/29(3)	USD	4,780	$4,194,450

Grupo Kaltex S.A. de CV, 8.875%, 4/11/22(3)	USD	4,291	2,117,673

Petroleos Mexicanos, 7.19%, 9/12/24(4)	MXN	1,420	55,500

Petroleos Mexicanos, 7.65%, 11/24/21	MXN	420	18,706

Total Mexico			$6,386,329

Netherlands — 3.6%

Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(3)	USD	4,536	$4,241,160

Metinvest BV, 5.625%, 6/17/25(3)	EUR	2,328	2,479,697

Metinvest BV, 8.50%, 4/23/26(3)	USD	1,494	1,472,472

Security		Principal Amount (000’s omitted)	Value

Netherlands (continued)

Petrobras Global Finance BV, 6.90%, 3/19/49	USD	4,026	$4,488,124

Total Netherlands			$12,681,453

Nigeria — 0.5%

SEPLAT Petroleum Development Co. PLC, 9.25%, 4/1/23(3)	USD	1,950	$1,964,625

Total Nigeria			$1,964,625

Paraguay — 1.0%

Frigorifico Concepcion S.A., 10.25%, 1/29/25(3)	USD	3,500	$3,455,165

Total Paraguay			$3,455,165

Peru — 0.6%

Telefonica del Peru S.A., 7.375%, 4/10/27(3)	PEN	7,500	$2,148,769

Total Peru			$2,148,769

Saint Lucia — 0.8%

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd., 8.75%, 5/25/24(3)	USD	2,783	$2,814,309

Total Saint Lucia			$2,814,309

Saudi Arabia — 0.9%

Dar Al-Arkan Sukuk Co., Ltd., 6.75%, 2/15/25(3)	USD	1,650	$1,456,373

Dar Al-Arkan Sukuk Co., Ltd., 6.875%, 2/26/27(3)	USD	2,250	1,805,985

Total Saudi Arabia			$3,262,358

Singapore — 1.0%

Alam Synergy Pte, Ltd., 6.625%, 4/24/22(3)	USD	1,900	$880,403

TBLA International Pte Ltd., 7.00%, 1/24/23(3)	USD	3,300	2,834,912

Total Singapore			$3,715,315

Spain — 0.6%

Atento Luxco 1 S.A., 6.125%, 8/10/22(3)	USD	2,239	$2,093,465

Total Spain			$2,093,465

Uzbekistan — 0.4%

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22(3)	UZS	15,000,000	$1,463,176

Total Uzbekistan			$1,463,176

Total Foreign Corporate Bonds (identified cost $73,694,838)			$73,744,767

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Sovereign Loans — 1.6%
Borrower		Principal Amount (000’s omitted)	Value

Ethiopia — 0.0%(5)

Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 5.51%, (6 mo. USD LIBOR + 3.75%), Maturing August 2, 2021(8)(9)	USD	67	$66,339

Total Ethiopia			$66,339

Kenya — 0.8%

Government of Kenya, Term Loan, 6.81%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(9)	USD	2,825	$2,759,449

Total Kenya			$2,759,449

Macedonia — 0.2%

Republic of Macedonia, Term Loan, 4.5%, (6 mo. EURIBOR + 4.50%), Maturing December 16, 2022(8)(9)	EUR	550	$644,139

Total Macedonia			$644,139

Nigeria — 0.1%

Bank of Industry Limited, Term Loan, 6.27%, (3 mo. USD LIBOR + 6.00%), Maturing April 11, 2021(8)(9)	USD	371	$364,798

Total Nigeria			$364,798

Tanzania — 0.5%

Government of the United Republic of Tanzania, Term Loan, 5.61%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(9)	USD	414	$416,278

Government of the United Republic of Tanzania, Term Loan, 5.78%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(10)	USD	1,200	1,207,193

Total Tanzania			$1,623,471

Total Sovereign Loans (identified cost $5,456,782)			$5,458,196

Loan Participation Notes — 2.3%
Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 2.3%

Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(3)(7)(10)	UZS	29,570,000	$2,985,215

Security		Principal Amount (000’s omitted)	Value

Uzbekistan (continued)

Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/26/23(3)(7)(10)	UZS	49,887,000	$5,010,433

Total Uzbekistan			$7,995,648

Total Loan Participation Notes (identified cost $7,979,820)			$7,995,648

Short-Term Investments — 9.7%

Foreign Government Securities — 5.5%
Security		Principal Amount (000’s omitted)	Value

Egypt — 5.0%

Egypt Treasury Bill, 0.00%, 10/6/20	EGP	26,950	$1,658,600

Egypt Treasury Bill, 0.00%, 10/13/20	EGP	55,975	3,424,965

Egypt Treasury Bill, 0.00%, 1/12/21	EGP	78,850	4,670,300

Egypt Treasury Bill, 0.00%, 4/6/21	EGP	59,450	3,430,065

Egypt Treasury Bill, 0.00%, 7/6/21	EGP	79,000	4,420,765

Total Egypt			$17,604,695

Georgia — 0.5%

Georgia Treasury Bill, 0.00%, 10/8/20	GEL	75	$24,037

Georgia Treasury Bill, 0.00%, 12/3/20	GEL	350	110,848

Georgia Treasury Bill, 0.00%, 1/14/21	GEL	3,035	951,485

Georgia Treasury Bill, 0.00%, 2/11/21	GEL	2,824	880,906

Total Georgia			$1,967,276

Total Foreign Government Securities (identified cost $19,598,397)			$19,571,971

U.S. Treasury Obligations — 0.1%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 8/13/20(11)		$450	$449,991

Total U.S. Treasury Obligations (identified cost $449,981)			$449,991

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Other — 4.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(13)	14,485,921	$14,484,473

Total Other (identified cost $14,484,473)		$14,484,473

Total Short-Term Investments (identified cost $34,532,851)		$34,506,435

Total Investments — 93.6% (identified cost $326,974,397)		$332,386,916

Other Assets, Less Liabilities — 6.4%		$22,838,249

Net Assets — 100.0%		$355,225,165

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Step coupon security. Interest rate represents the rate in effect at July 31, 2020.

(2)	Issuer is in default with respect to interest payments.

(3)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2020, the aggregate value of these securities is $182,896,744 or 51.5% of the Fund’s net assets.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At July 31, 2020, the aggregate value of these securities is $16,414,352 or 4.6% of the Fund’s net assets.

(5)	Amount is less than 0.05%.

(6)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(7)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(8)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(9)	Variable rate security. The stated interest rate represents the rate in effect at July 31, 2020.

(10)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

(11)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(12)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of July 31, 2020.

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	8,101,654	USD	9,384,146	8/3/20	$159,203

EUR	2,875,250	USD	3,330,402	8/3/20	56,501

EUR	1,008,064	USD	1,167,641	8/3/20	19,809

EUR	218,287	USD	245,657	8/3/20	11,474

EUR	500,000	USD	579,150	8/3/20	9,825

USD	562,692	EUR	500,000	8/3/20	(26,283)

USD	1,134,461	EUR	1,008,064	8/3/20	(52,990)

USD	3,235,763	EUR	2,875,250	8/3/20	(151,139)

USD	9,363,137	EUR	8,319,941	8/3/20	(437,343)

USD	2,218,573	PEN	7,633,000	8/6/20	58,750

USD	587,099	PEN	2,051,911	8/6/20	6,493

USD	2,535,277	PEN	8,613,095	8/6/20	98,127

USD	494,031	PEN	1,678,371	8/6/20	19,121

USD	3,331,634	EUR	3,063,952	8/7/20	(277,773)

USD	3,344,856	EUR	3,076,112	8/7/20	(278,876)

USD	10,261,949	EUR	9,437,446	8/7/20	(855,585)

USD	409,229	RUB	28,269,000	8/14/20	28,861

IDR	249,396,000	USD	17,119	8/18/20	(137)

USD	7,123,969	EUR	6,547,856	8/21/20	(591,832)

USD	38,949,154	EUR	33,600,000	9/2/20	(654,179)

IDR	93,363,683	USD	6,493	9/8/20	(184)

IDR	2,239,869,490	USD	151,969	9/8/20	(628)

IDR	2,997,441,510	USD	204,144	9/8/20	(1,617)

USD	452,810	IDR	6,521,817,236	9/8/20	12,152

MXN	67,519,000	USD	2,959,644	9/21/20	55,646

USD	359,470	MXN	8,150,232	9/21/20	(4,506)

USD	2,285,415	MXN	51,816,993	9/21/20	(28,648)

USD	3,265,651	MXN	74,500,000	9/21/20	(61,399)

					$(2,887,157)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	362,909	USD	413,536	Bank of America, N.A.	8/4/20	$13,952	$—

EUR	322,091	USD	368,777	Bank of America, N.A.	8/4/20	10,631	—

EUR	33,600,000	USD	38,925,600	BNP Paribas	8/4/20	653,542	—

EUR	915,430	USD	1,047,339	Citibank, N.A.	8/4/20	30,992	—

EUR	6,547,856	USD	7,364,446	Goldman Sachs International	8/4/20	348,606	—

EUR	13,043,808	USD	15,096,551	Goldman Sachs International	8/4/20	268,411	—

EUR	3,748,999	USD	4,216,540	Goldman Sachs International	8/4/20	199,595	—

EUR	3,069,019	USD	3,552,000	Goldman Sachs International	8/4/20	63,153	—

EUR	2,059,547	USD	2,383,664	Goldman Sachs International	8/4/20	42,381	—

13	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	1,384,307	USD	1,602,160	Goldman Sachs International	8/4/20	$28,486	$—

EUR	1,008,064	USD	1,166,706	Goldman Sachs International	8/4/20	20,744	—

EUR	500,000	USD	578,686	Goldman Sachs International	8/4/20	10,289	—

EUR	364,400	USD	421,747	Goldman Sachs International	8/4/20	7,498	—

EUR	12,484,968	USD	14,499,730	State Street Bank and Trust Company	8/4/20	206,946	—

USD	2,078,087	EUR	1,794,034	Bank of America, N.A.	8/4/20	—	(35,197)

USD	1,511,807	EUR	1,315,145	Bank of America, N.A.	8/4/20	—	(37,369)

USD	14,503,413	EUR	12,484,968	BNP Paribas	8/4/20	—	(203,263)

USD	6,807,379	EUR	5,950,012	Citibank, N.A.	8/4/20	—	(201,442)

USD	9,943,505	EUR	8,691,153	Citibank, N.A.	8/4/20	—	(294,245)

USD	409,845	EUR	364,400	Goldman Sachs International	8/4/20	—	(19,401)

USD	1,029,594	EUR	915,430	Goldman Sachs International	8/4/20	—	(48,737)

USD	1,556,946	EUR	1,384,307	Goldman Sachs International	8/4/20	—	(73,700)

USD	7,578,312	EUR	6,547,856	Goldman Sachs International	8/4/20	—	(134,739)

USD	3,086,822	EUR	2,744,547	Goldman Sachs International	8/4/20	—	(146,119)

USD	3,686,326	EUR	3,277,576	Goldman Sachs International	8/4/20	—	(174,497)

USD	17,202,305	EUR	14,863,233	Goldman Sachs International	8/4/20	—	(305,850)

USD	221,794	EUR	193,769	Morgan Stanley & Co. International PLC	8/4/20	—	(6,456)

USD	7,194,378	EUR	6,400,000	Standard Chartered Bank	8/4/20	—	(344,507)

USD	579,160	EUR	500,000	State Street Bank and Trust Company	8/4/20	—	(9,815)

USD	1,167,661	EUR	1,008,064	State Street Bank and Trust Company	8/4/20	—	(19,789)

USD	3,330,460	EUR	2,875,250	State Street Bank and Trust Company	8/4/20	—	(56,443)

USD	9,384,308	EUR	8,101,654	State Street Bank and Trust Company	8/4/20	—	(159,041)

THB	61,059,000	USD	1,930,719	Standard Chartered Bank	8/10/20	27,317	—

THB	26,500,000	USD	833,727	Standard Chartered Bank	8/10/20	16,074	—

USD	574,932	MXN	13,120,000	HSBC Bank USA, N.A.	8/10/20	—	(14,122)

USD	777,360	THB	24,584,000	Standard Chartered Bank	8/10/20	—	(10,999)

UGX	4,009,224,000	USD	1,008,103	Standard Chartered Bank	8/14/20	77,512	—

USD	1,009,872	UGX	4,009,224,000	Standard Chartered Bank	8/14/20	—	(75,743)

THB	15,473,000	USD	481,800	Standard Chartered Bank	8/18/20	14,375	—

USD	853,788	THB	27,419,393	Standard Chartered Bank	8/18/20	—	(25,473)

USD	1,339,626	MYR	5,890,336	BNP Paribas	8/19/20	—	(50,397)

USD	1,245,799	UAH	34,992,000	Bank of America, N.A.	8/20/20	—	(11,455)

USD	955,870	THB	29,610,000	Standard Chartered Bank	8/24/20	6,378	—

EUR	14,863,233	USD	17,212,204	Goldman Sachs International	8/31/20	305,909	—

EUR	6,547,856	USD	7,582,673	Goldman Sachs International	8/31/20	134,765	—

EUR	153,138	USD	180,170	UBS AG	8/31/20	322	—

USD	421,989	EUR	364,400	Goldman Sachs International	8/31/20	—	(7,500)

USD	579,019	EUR	500,000	Goldman Sachs International	8/31/20	—	(10,291)

USD	1,167,378	EUR	1,008,064	Goldman Sachs International	8/31/20	—	(20,748)

USD	1,603,082	EUR	1,384,307	Goldman Sachs International	8/31/20	—	(28,491)

USD	2,385,035	EUR	2,059,547	Goldman Sachs International	8/31/20	—	(42,389)

USD	3,554,044	EUR	3,069,019	Goldman Sachs International	8/31/20	—	(63,165)

USD	15,105,238	EUR	13,043,808	Goldman Sachs International	8/31/20	—	(268,463)

USD	701,754	MYR	3,000,000	Goldman Sachs International	9/15/20	—	(6,331)

14	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

UGX	2,000,000,000	USD	505,689	Standard Chartered Bank	9/17/20	$31,943	$—

USD	497,265	UGX	2,000,000,000	Standard Chartered Bank	9/17/20	—	(40,367)

THB	11,211,000	USD	358,918	Standard Chartered Bank	9/25/20	558	—

THB	41,662,986	USD	1,346,258	Standard Chartered Bank	9/25/20	—	(10,350)

THB	50,582,338	USD	1,632,386	Standard Chartered Bank	9/25/20	—	(10,482)

THB	50,582,338	USD	1,632,478	Standard Chartered Bank	9/25/20	—	(10,574)

THB	50,582,338	USD	1,632,966	Standard Chartered Bank	9/25/20	—	(11,062)

USD	466,980	THB	14,436,000	Standard Chartered Bank	9/25/20	4,096	—

USD	66,326	THB	2,050,365	Standard Chartered Bank	9/25/20	582	—

USD	822,272	THB	25,684,064	Standard Chartered Bank	9/25/20	—	(1,278)

USD	2,906,202	UAH	81,766,000	Bank of America, N.A.	10/15/20	1,256	—

USD	2,242,388	UAH	64,222,000	Bank of America, N.A.	10/20/20	—	(36,988)

UYU	106,547,000	USD	2,256,873	HSBC Bank USA, N.A.	6/17/21	94,548	—

UYU	17,000,000	USD	370,072	HSBC Bank USA, N.A.	6/17/21	5,107	—

						$2,625,968	$(3,027,278)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation/ Depreciation

Interest Rate Futures

5-Year USD Deliverable Interest Rate Swap	(3)	Short	9/14/20	$(303,492)	$(3,239)

Euro-Bobl	(37)	Short	9/8/20	(5,894,324)	(47,517)

Euro-Bund	(21)	Short	9/8/20	(4,391,306)	(85,613)

Euro-Buxl	(13)	Short	9/8/20	(3,443,056)	(49,427)

U.S. 5-Year Treasury Note	(54)	Short	9/30/20	(6,810,750)	(17,656)

U.S. 10-Year Treasury Note	(98)	Short	9/21/20	(13,727,656)	(73,207)

U.S. Long Treasury Bond	(34)	Short	9/21/20	(6,197,562)	(95,855)

U.S. Ultra-Long Treasury Bond	(14)	Short	9/21/20	(3,187,625)	(96,209)

					$(468,723)

15	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	10,400	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.07% (pays upon termination)	1/2/23	$ 22,589	$—	$22,589

BRL	28,677	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.70% (pays upon termination)	1/2/23	181,151	—	181,151

CNY	128,920	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.31% (pays quarterly)	7/28/22	(23,483)	—	(23,483)

EUR	400	Receives	6-month EURIBOR (pays semi-annually)	1.00% (pays annually)	3/21/23	(19,462)	8,680	(10,782)

EUR	296	Receives	6-month EURIBOR (pays semi-annually)	(0.53)% (pays annually)	8/22/24	2,786	—	2,786

EUR	1,051	Receives	6-month EURIBOR (pays semi-annually)	(0.45)% (pays annually)	8/26/24	5,030	(1)	5,029

EUR	1,051	Receives	6-month EURIBOR (pays semi-annually)	(0.46)% (pays annually)	9/12/24	5,124	1	5,125

EUR	430	Receives	6-month EURIBOR (pays semi-annually)	(0.34)% (pays annually)	9/17/24	(790)	1	(789)

EUR	1,190	Receives	6-month EURIBOR (pays semi-annually)	(0.25)% (pays annually)	4/17/25	(8,424)	—	(8,424)

EUR	955	Receives	6-month EURIBOR (pays semi-annually)	(0.30)% (pays annually)	6/16/25	(4,067)	(1)	(4,068)

EUR	190	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(7,768)	1,948	(5,820)

EUR	544	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(22,207)	1,925	(20,282)

EUR	397	Receives	6-month EURIBOR (pays semi-annually)	(0.05)% (pays annually)	8/6/29	(9,755)	(1)	(9,756)

EUR	400	Receives	6-month EURIBOR (pays semi-annually)	(0.08)% (pays annually)	8/6/29	(8,480)	(1)	(8,481)

EUR	229	Receives	6-month EURIBOR (pays semi-annually)	(0.16)% (pays annually)	9/12/29	(712)	—	(712)

EUR	125	Receives	6-month EURIBOR (pays semi-annually)	(0.04)% (pays annually)	10/17/29	(2,995)	—	(2,995)

EUR	665	Receives	6-month EURIBOR (pays semi-annually)	0.37% (pays annually)	2/12/50	(104,149)	—	(104,149)

EUR	164	Receives	6-month EURIBOR (pays semi-annually)	0.38% (pays annually)	2/13/50	(26,110)	—	(26,110)

EUR	562	Receives	6-month EURIBOR (pays semi-annually)	0.38% (pays annually)	2/13/50	(89,368)	9	(89,359)

EUR	281	Receives	6-month EURIBOR (pays semi-annually)	0.39% (pays annually)	2/14/50	(45,939)	—	(45,939)

EUR	1,193	Receives	6-month EURIBOR (pays semi-annually)	0.37% (pays annually)	2/17/50	(186,025)	—	(186,025)

16	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	882	Receives	6-month EURIBOR (pays semi-annually)	0.35% (pays annually)	2/18/50	$ (132,348)	$—	$(132,348)

EUR	1,419	Receives	6-month EURIBOR (pays semi-annually)	0.32% (pays annually)	2/21/50	(195,049)	—	(195,049)

EUR	3,150	Receives	6-month EURIBOR (pays semi-annually)	0.26% (pays annually)	2/25/50	(366,155)	(45)	(366,200)

EUR	498	Receives	6-month EURIBOR (pays semi-annually)	0.21% (pays annually)	2/26/50	(48,565)	(6)	(48,571)

EUR	2,012	Receives	6-month EURIBOR (pays semi-annually)	0.12% (pays annually)	6/8/50	(130,112)	(1)	(130,113)

MXN	19,740	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.38% (pays monthly)	4/13/22	15,618	—	15,618

MXN	40,800	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.35% (pays monthly)	4/13/22	31,331	—	31,331

MXN	19,740	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.25% (pays monthly)	4/14/22	13,727	—	13,727

MXN	61,687	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.29% (pays monthly)	4/14/22	44,965	—	44,965

MXN	12,863	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.16% (pays monthly)	4/15/22	8,064	—	8,064

MXN	19,740	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.20% (pays monthly)	4/15/22	12,985	—	12,985

MXN	19,740	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.14% (pays monthly)	4/18/22	12,120	—	12,120

MXN	64,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.45% (pays monthly)	1/3/24	361,006	—	361,006

MXN	63,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.38% (pays monthly)	1/18/24	354,238	(5)	354,233

MXN	68,044	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.79% (pays monthly)	3/7/24	(224,993)	—	(224,993)

MXN	244,837	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.76% (pays monthly)	3/7/24	(798,446)	—	(798,446)

MXN	66,900	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	7.35% (pays monthly)	3/14/24	(282,584)	—	(282,584)

MXN	30,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.75% (pays monthly)	4/1/24	144,762	595	145,357

MXN	46,163	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.63% (pays monthly)	5/23/24	220,857	—	220,857

MXN	48,837	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.64% (pays monthly)	5/23/24	234,237	—	234,237

MXN	21,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.80% (pays monthly)	9/10/24	75,514	—	75,514

MXN	40,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.65% (pays monthly)	11/15/24	137,932	1,505	139,437

MXN	40,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.58% (pays monthly)	1/1/25	133,747	—	133,747

17	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

MXN	31,400	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.88% (pays monthly)	7/16/25	$ 1,845	$—	$1,845

MXN	31,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.06% (pays monthly)	7/30/29	162,944	—	162,944

MXN	29,700	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	7.75% (pays monthly)	3/7/30	(228,178)	—	(228,178)

SGD	2,350	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.08% (pays semi-annually)	3/31/25	51,011	—	51,011

SGD	4,010	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.06% (pays semi-annually)	3/31/25	84,151	—	84,151

SGD	11,740	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.07% (pays semi-annually)	3/31/25	251,872	—	251,872

SGD	1,360	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	0.69% (pays semi-annually)	6/11/25	11,526	—	11,526

SGD	2,400	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	0.52% (pays semi-annually)	7/23/25	4,718	—	4,718

THB	90,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.07% (pays semi-annually)	3/27/25	53,937	—	53,937

THB	100,655	Pays	6-month THB Fixing Rate (pays semi-annually)	0.99% (pays semi-annually)	3/31/25	45,537	—	45,537

THB	42,700	Pays	6-month THB Fixing Rate (pays semi-annually)	0.66% (pays semi-annually)	7/23/25	(3,635)	—	(3,635)

USD	345	Receives	3-month USD-LIBOR (pays quarterly)	2.87% (pays semi-annually)	5/16/21	(8,927)	(3)	(8,930)

USD	530	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	8/22/22	(16,883)	—	(16,883)

USD	480	Receives	3-month USD-LIBOR (pays quarterly)	1.64% (pays semi-annually)	9/19/22	(17,534)	—	(17,534)

USD	385	Receives	3-month USD-LIBOR (pays quarterly)	1.42% (pays semi-annually)	10/9/22	(12,058)	—	(12,058)

USD	715	Receives	3-month USD-LIBOR (pays quarterly)	1.39% (pays semi-annually)	10/10/22	(21,904)	—	(21,904)

USD	440	Receives	3-month USD-LIBOR (pays quarterly)	2.07% (pays semi-annually)	10/20/22	(20,970)	(54)	(21,024)

USD	420	Receives	3-month USD-LIBOR (pays quarterly)	2.69% (pays semi-annually)	2/6/23	(31,357)	—	(31,357)

USD	645	Receives	3-month USD-LIBOR (pays quarterly)	2.64% (pays semi-annually)	2/12/23	(47,362)	—	(47,362)

USD	1,100	Receives	3-month USD-LIBOR (pays quarterly)	2.66% (pays semi-annually)	2/12/23	(81,482)	(2,888)	(84,370)

USD	1,000	Receives	3-month USD-LIBOR (pays quarterly)	1.20% (pays semi-annually)	2/26/23	(30,632)	—	(30,632)

18	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	600	Receives	3-month USD-LIBOR (pays quarterly)	2.79% (pays semi-annually)	3/14/23	$ (47,458)	$—	$(47,458)

USD	1,573	Receives	3-month USD-LIBOR (pays quarterly)	0.28% (pays semi-annually)	5/28/23	(4,007)	—	(4,007)

USD	2,500	Receives	3-month USD-LIBOR (pays quarterly)	0.26% (pays semi-annually)	6/2/23	(5,501)	—	(5,501)

USD	1,340	Receives	3-month USD-LIBOR (pays quarterly)	0.32% (pays semi-annually)	6/11/23	(5,256)	—	(5,256)

USD	1,064	Receives	3-month USD-LIBOR (pays quarterly)	0.26% (pays semi-annually)	6/25/23	(2,497)	—	(2,497)

USD	3,366	Receives	3-month USD-LIBOR (pays quarterly)	0.26% (pays semi-annually)	6/26/23	(7,411)	—	(7,411)

USD	1,060	Receives	3-month USD-LIBOR (pays quarterly)	0.24% (pays semi-annually)	7/8/23	(1,709)	—	(1,709)

USD	1,940	Receives	3-month USD-LIBOR (pays quarterly)	0.24% (pays semi-annually)	7/8/23	(3,330)	—	(3,330)

USD	430	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/27/23	(44,249)	—	(44,249)

USD	615	Receives	3-month USD-LIBOR (pays quarterly)	3.01% (pays semi-annually)	11/23/23	(60,139)	—	(60,139)

USD	390	Receives	3-month USD-LIBOR (pays quarterly)	2.71% (pays semi-annually)	12/24/23	(34,278)	—	(34,278)

USD	807	Receives	3-month USD-LIBOR (pays quarterly)	2.22% (pays semi-annually)	3/28/24	(65,207)	—	(65,207)

USD	1,340	Receives	3-month USD-LIBOR (pays quarterly)	2.37% (pays semi-annually)	4/3/24	(116,389)	—	(116,389)

USD	750	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	6/28/24	(45,758)	—	(45,758)

USD	300	Receives	3-month USD-LIBOR (pays quarterly)	1.76% (pays semi-annually)	7/1/24	(18,537)	—	(18,537)

USD	295	Receives	3-month USD-LIBOR (pays quarterly)	1.84% (pays semi-annually)	7/11/24	(19,147)	—	(19,147)

USD	337	Receives	3-month USD-LIBOR (pays quarterly)	1.79% (pays semi-annually)	7/23/24	(21,210)	—	(21,210)

USD	130	Receives	3-month USD-LIBOR (pays quarterly)	1.49% (pays semi-annually)	8/13/24	(7,449)	—	(7,449)

USD	350	Receives	3-month USD-LIBOR (pays quarterly)	1.43% (pays semi-annually)	8/14/24	(19,184)	—	(19,184)

USD	85	Receives	3-month USD-LIBOR (pays quarterly)	1.40% (pays semi-annually)	8/23/24	(4,559)	—	(4,559)

USD	140	Receives	3-month USD-LIBOR (pays quarterly)	1.63% (pays semi-annually)	9/17/24	(8,962)	—	(8,962)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	1.66% (pays semi-annually)	9/18/24	(13,057)	—	(13,057)

USD	1,600	Receives	3-month USD-LIBOR (pays quarterly)	1.39% (pays semi-annually)	10/11/24	(84,729)	—	(84,729)

19	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	168	Receives	3-month USD-LIBOR (pays quarterly)	1.57% (pays semi-annually)	10/17/24	$ (10,309)	$—	$(10,309)

USD	182	Receives	3-month USD-LIBOR (pays quarterly)	1.57% (pays semi-annually)	10/18/24	(11,127)	—	(11,127)

USD	500	Receives	3-month USD-LIBOR (pays quarterly)	1.64% (pays semi-annually)	10/30/24	(27,018)	—	(27,018)

USD	250	Receives	3-month USD-LIBOR (pays quarterly)	1.55% (pays semi-annually)	11/29/24	(14,758)	—	(14,758)

USD	700	Receives	3-month USD-LIBOR (pays quarterly)	1.64% (pays semi-annually)	12/4/24	(44,459)	—	(44,459)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	1.69% (pays semi-annually)	12/20/24	(13,111)	—	(13,111)

USD	350	Receives	3-month USD-LIBOR (pays quarterly)	1.63% (pays semi-annually)	1/10/25	(21,994)	—	(21,994)

USD	2,440	Receives	3-month USD-LIBOR (pays quarterly)	1.60% (pays semi-annually)	1/23/25	(150,078)	—	(150,078)

USD	195	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	1/30/25	(10,795)	—	(10,795)

USD	650	Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	2/3/25	(38,145)	—	(38,145)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	0.83% (pays semi-annually)	3/5/25	(6,005)	—	(6,005)

USD	300	Receives	3-month USD-LIBOR (pays quarterly)	0.63% (pays semi-annually)	3/27/25	(6,035)	—	(6,035)

USD	578	Receives	3-month USD-LIBOR (pays quarterly)	0.60% (pays semi-annually)	3/30/25	(10,740)	—	(10,740)

USD	1,510	Receives	3-month USD-LIBOR (pays quarterly)	0.43% (pays semi-annually)	4/30/25	(14,923)	—	(14,923)

USD	1,389	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	5/12/25	(5,657)	—	(5,657)

USD	410	Receives	3-month USD-LIBOR (pays quarterly)	0.34% (pays semi-annually)	5/15/25	(1,853)	—	(1,853)

USD	600	Receives	3-month USD-LIBOR (pays quarterly)	0.35% (pays semi-annually)	5/15/25	(2,831)	—	(2,831)

USD	120	Receives	3-month USD-LIBOR (pays quarterly)	0.34% (pays semi-annually)	5/19/25	(511)	—	(511)

USD	1,700	Receives	3-month USD-LIBOR (pays quarterly)	0.36% (pays semi-annually)	6/15/25	(9,343)	—	(9,343)

USD	1,444	Receives	3-month USD-LIBOR (pays quarterly)	0.39% (pays semi-annually)	6/19/25	(9,996)	—	(9,996)

USD	1,020	Receives	3-month USD-LIBOR (pays quarterly)	0.32% (pays semi-annually)	7/14/25	(3,472)	—	(3,472)

USD	300	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	7/15/25	(1,170)	—	(1,170)

USD	1,247	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/16/26	(113,140)	—	(113,140)

20	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	2,570	Receives	3-month USD-LIBOR (pays quarterly)	0.57% (pays semi-annually)	4/17/27	$ (41,158)	$—	$(41,158)

USD	385	Receives	3-month USD-LIBOR (pays quarterly)	0.50% (pays semi-annually)	5/26/27	(3,808)	—	(3,808)

USD	171	Receives	3-month USD-LIBOR (pays quarterly)	0.51% (pays semi-annually)	5/29/27	(1,739)	—	(1,739)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	0.49% (pays semi-annually)	6/2/27	(1,711)	—	(1,711)

USD	306	Receives	3-month USD-LIBOR (pays quarterly)	0.49% (pays semi-annually)	6/3/27	(2,767)	—	(2,767)

USD	770	Pays	3-month USD-LIBOR (pays quarterly)	1.43% (pays semi-annually)	10/8/29	68,616	20,131	88,747

USD	2,025	Receives	3-month USD-LIBOR (pays quarterly)	1.82% (pays semi-annually)	11/14/29	(251,568)	—	(251,568)

USD	1,050	Receives	3-month USD-LIBOR (pays quarterly)	1.57% (pays semi-annually)	2/14/30	(111,810)	—	(111,810)

USD	1,289	Receives	3-month USD-LIBOR (pays quarterly)	0.80% (pays semi-annually)	4/15/30	(38,412)	—	(38,412)

USD	3,970	Receives	3-month USD-LIBOR (pays quarterly)	0.68% (pays semi-annually)	4/29/30	(70,322)	—	(70,322)

USD	1,263	Receives	3-month USD-LIBOR (pays quarterly)	0.60% (pays semi-annually)	5/12/30	(11,332)	—	(11,332)

USD	360	Receives	3-month USD-LIBOR (pays quarterly)	0.67% (pays semi-annually)	5/26/30	(5,409)	—	(5,409)

USD	147	Receives	3-month USD-LIBOR (pays quarterly)	0.66% (pays semi-annually)	6/2/30	(2,081)	—	(2,081)

USD	390	Receives	3-month USD-LIBOR (pays quarterly)	0.74% (pays semi-annually)	6/18/30	(8,490)	—	(8,490)

USD	1,100	Receives	3-month USD-LIBOR (pays quarterly)	0.72% (pays semi-annually)	6/19/30	(21,522)	—	(21,522)

USD	2,058	Receives	3-month USD-LIBOR (pays quarterly)	0.72% (pays semi-annually)	6/19/30	(41,780)	—	(41,780)

USD	70	Receives	3-month USD-LIBOR (pays quarterly)	0.67% (pays semi-annually)	6/26/30	(1,056)	—	(1,056)

USD	117	Receives	3-month USD-LIBOR (pays quarterly)	1.71% (pays semi-annually)	8/27/49	(29,812)	—	(29,812)

USD	135	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	8/27/49	(34,002)	—	(34,002)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	8/28/49	(47,407)	—	(47,407)

USD	420	Receives	3-month USD-LIBOR (pays quarterly)	1.57% (pays semi-annually)	8/29/49	(90,714)	—	(90,714)

USD	99	Receives	3-month USD-LIBOR (pays quarterly)	1.54% (pays semi-annually)	8/30/49	(20,584)	—	(20,584)

USD	308	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	9/9/49	(73,205)	—	(73,205)

21	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	42	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	9/12/49	$ (10,518)	$—	$(10,518)

USD	250	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	9/17/49	(74,041)	—	(74,041)

USD	1,190	Receives	3-month USD-LIBOR (pays quarterly)	1.91% (pays semi-annually)	11/18/49	(361,638)	—	(361,638)

USD	250	Receives	3-month USD-LIBOR (pays quarterly)	1.95% (pays semi-annually)	1/9/50	(78,764)	—	(78,764)

USD	250	Receives	3-month USD-LIBOR (pays quarterly)	1.75% (pays semi-annually)	2/14/50	(66,916)	—	(66,916)

USD	530	Receives	3-month USD-LIBOR (pays quarterly)	1.25% (pays semi-annually)	3/5/50	(70,426)	—	(70,426)

USD	1,930	Receives	3-month USD-LIBOR (pays quarterly)	0.84% (pays semi-annually)	3/30/50	(42,358)	—	(42,358)

USD	660	Receives	3-month USD-LIBOR (pays quarterly)	0.79% (pays semi-annually)	4/23/50	(5,512)	—	(5,512)

USD	2,670	Receives	3-month USD-LIBOR (pays quarterly)	0.83% (pays semi-annually)	4/29/50	(48,975)	—	(48,975)

USD	240	Receives	3-month USD-LIBOR (pays quarterly)	0.94% (pays semi-annually)	5/21/50	(11,464)	—	(11,464)

USD	550	Receives	3-month USD-LIBOR (pays quarterly)	1.10% (pays semi-annually)	6/11/50	(49,827)	—	(49,827)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	0.93% (pays semi-annually)	6/15/50	(8,584)	—	(8,584)

USD	510	Receives	3-month USD-LIBOR (pays quarterly)	0.93% (pays semi-annually)	6/15/50	(22,510)	—	(22,510)

USD	100	Receives	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	6/16/50	(5,481)	—	(5,481)

USD	210	Receives	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	6/16/50	(11,482)	—	(11,482)

USD	310	Receives	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	6/17/50	(17,214)	—	(17,214)

Total						$(3,468,860)	$31,789	$(3,437,071)

22	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/ Unrealized Appreciation (Depreciation)

Bank of America, N.A.	MXN	2,844	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.63% (pays monthly)	3/19/24	$8,833

Bank of America, N.A.	MYR	7,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.27% (pays quarterly)	1/3/25	101,802

Bank of America, N.A.	MYR	10,741	Pays	3-month MYR KLIBOR (pays quarterly)	2.09% (pays quarterly)	5/15/25	23,168

BNP Paribas	MYR	7,260	Pays	3-month MYR KLIBOR (pays quarterly)	2.09% (pays quarterly)	5/15/25	15,659

Citibank, N.A.	MYR	7,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.21% (pays quarterly)	1/8/25	105,735

Citibank, N.A.	MYR	10,745	Pays	3-month MYR KLIBOR (pays quarterly)	2.14% (pays quarterly)	5/14/25	29,012

Citibank, N.A.	MYR	5,975	Pays	3-month MYR KLIBOR (pays quarterly)	2.19% (pays quarterly)	6/4/25	19,891

Goldman Sachs International	RUB	258,600	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	6.51% (pays annually)	4/16/25	250,438

Goldman Sachs International	RUB	907,500	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.51% (pays annually)	5/15/25	140,943

Goldman Sachs International	RUB	816,366	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.34% (pays annually)	5/18/25	45,685

Goldman Sachs International	RUB	400,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.13% (pays annually)	7/22/25	(20,090)

JPMorgan Chase Bank, N.A.	MYR	11,000	Pays	3-month MYR KLIBOR (pays quarterly)	1.93% (pays quarterly)	7/21/25	6,635

Standard Chartered Bank	MYR	13,400	Pays	3-month MYR KLIBOR (pays quarterly)	3.12% (pays quarterly)	10/4/24	165,917

Standard Chartered Bank	MYR	8,255	Pays	3-month MYR KLIBOR (pays quarterly)	2.13% (pays quarterly)	5/14/25	21,302

Total							$914,930

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

South Africa	$6,290	1.00% (pays quarterly)(1)	6/20/21	1.63%	$(28,269)	$61,644	$33,375

Turkey	8,140	1.00% (pays quarterly)(1)	6/20/21	4.49	(240,040)	312,610	72,570

Total	$14,430				$(268,309)	$374,254	$105,945

23	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Bahamas	Deutsche Bank AG	$600	1.00% (pays quarterly)(1)	6/20/22	7.12%	$(63,586)	$20,329	$(43,257)

Total		$600				$(63,586)	$20,329	$(43,257)

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At July 31, 2020, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $15,030,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Fund Receives	Fund Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	PEN	1,370	Total Return on Peru Government Bond, 6.95% due 8/12/31 (pays upon termination) plus Notional Amount at termination date	3-month USD-LIBOR plus 145 bp on $390,870 (pays monthly) plus USD equivalent of Notional Amount at termination date	9/22/20	$13,334

Goldman Sachs International	PEN	1,958	Total Return on Peru Government Bond, 5.94% due 2/12/29 (pays upon termination) plus Notional Amount at termination date	3-month USD-LIBOR plus 145 bp on $556,092 (pays monthly) plus USD equivalent of Notional Amount at termination date	9/23/20	26,706

Goldman Sachs International	PEN	1,370	Total Return on Peru Government Bond, 6.90% due 8/12/37 (pays upon termination) plus Notional Amount at termination date	3-month USD-LIBOR plus 145 bp on $390,313 (pays monthly) plus USD equivalent of Notional Amount at termination date	9/24/20	10,997

						$51,037

24	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Portfolio of Investments — continued

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

BAM	–	Bosnia-Herzegovina Convertible Mark

BRL	–	Brazilian Real

CNY	–	Yuan Renminbi

EGP	–	Egyptian Pound

EUR	–	Euro

GEL	–	Georgian Lari

IDR	–	Indonesian Rupiah

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

PEN	–	Peruvian Sol

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SGD	–	Singapore Dollar

THB	–	Thai Baht

UAH	–	Ukrainian Hryvnia

UGX	–	Ugandan Shilling

USD	–	United States Dollar

UYU	–	Uruguayan Peso

UZS	–	Uzbekistani Som

25	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Statement of Assets and Liabilities

Assets	July 31, 2020

Unaffiliated investments, at value (identified cost, $312,489,924)	$317,902,443

Affiliated investment, at value (identified cost, $14,484,473)	14,484,473

Cash	954,178

Deposits for derivatives collateral —

Financial futures contracts	757,120

Centrally cleared derivatives	15,631,206

OTC derivatives	1,273,000

Foreign currency, at value (identified cost, $1,914,137)	1,905,491

Interest receivable	6,055,036

Dividends receivable from affiliated investment	2,093

Receivable for Fund shares sold	1,002,002

Receivable for variation margin on open financial futures contracts	14,245

Receivable for variation margin on open centrally cleared derivatives	192,945

Receivable for open forward foreign currency exchange contracts	2,625,968

Receivable for open swap contracts	986,057

Receivable from affiliate	60,604

Total assets	$363,846,861

Liabilities

Cash collateral due to brokers	$1,010,000

Payable for investments purchased	3,103,166

Payable for Fund shares redeemed	807,252

Payable for open forward foreign currency exchange contracts	3,027,278

Payable for open swap contracts	63,347

Upfront receipts on open non-centrally cleared swap contracts	20,329

Payable to affiliate:

Investment adviser and administration fee	179,493

Distribution and service fees	3,788

Accrued foreign capital gains taxes	17,576

Accrued expenses	389,467

Total liabilities	$8,621,696

Net Assets	$355,225,165

Sources of Net Assets

Common shares, $0.001 par value, 1,000,000,000 shares authorized (see Note 7), 40,943,974 shares issued and outstanding	$40,944

Additional paid-in capital	367,467,368

Accumulated loss	(12,283,147)

Total	$355,225,165

26	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Statement of Assets and Liabilities — continued

Class A Shares	July 31, 2020

Net Assets	$18,760,969

Shares Outstanding	2,166,262

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares outstanding)	$8.66

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$9.09

Class I Shares

Net Assets	$217,227,463

Shares Outstanding	25,005,148

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares outstanding)	$8.69

Class R6 Shares

Net Assets	$119,236,733

Shares Outstanding	13,772,564

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares outstanding)	$8.66

On sales of $50,000 or more, the offering price of Class A shares is reduced.

27	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Statement of Operations

Investment Income	Year Ended July 31, 2020

Interest (net of foreign taxes, $744,041)	$19,991,625

Dividends from affiliated investment	385,954

Total investment income	$20,377,579

Expenses

Investment adviser and administration fee	$1,750,989

Distribution and service fees

Class A	34,269

Directors’ fees and expenses	15,357

Custodian fee	464,791

Transfer and dividend disbursing agent fees	134,835

Legal and accounting services	138,827

Printing and postage	62,046

Registration fees	129,059

Miscellaneous	44,834

Total expenses	$2,775,007

Deduct —

Allocation of expenses to affiliate	$342,325

Total expense reductions	$342,325

Net expenses	$2,432,682

Net investment income	$17,944,897

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $196,541)	$(4,206,465)

Investment transactions — affiliated investment	21,245

Financial futures contracts	(328,467)

Swap contracts	(2,566,186)

Foreign currency transactions	272,573

Forward foreign currency exchange contracts	(1,368,542)

Net realized loss	$(8,175,842)

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $16,071)	$681,258

Investments — affiliated investment	(399)

Financial futures contracts	(412,384)

Swap contracts	(1,261,495)

Foreign currency	(30,684)

Forward foreign currency exchange contracts	(3,756,462)

Net change in unrealized appreciation (depreciation)	$(4,780,166)

Net realized and unrealized loss	$(12,956,008)

Net increase in net assets from operations	$4,988,889

28	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Statements of Changes in Net Assets

	Year Ended July 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$17,944,897	$10,341,754

Net realized loss	(8,175,842)	(4,171,071)

Net change in unrealized appreciation (depreciation)	(4,780,166)	7,271,506

Net increase in net assets from operations	$4,988,889	$13,442,187

Distributions to shareholders

Class A	$(995,413)	$(258,286)

Class I	(12,913,935)	(2,132,861)

Class R6	(6,114,323)	(3,139,741)

Total distributions to shareholders	$(20,023,671)	$(5,530,888)

Tax return of capital to shareholders

Class A	$(185,822)	$(241,201)

Class I	(2,506,275)	(2,586,742)

Class R6	(1,015,530)	(2,628,608)

Total tax return of capital to shareholders	$(3,707,627)	$(5,456,551)

Transactions in common shares —

Proceeds from sale of shares

Class A	$17,853,561	$6,838,622

Class I	248,818,604	82,761,349

Class R6	55,763,328	3,463,257

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,172,935	478,506

Class I	15,409,111	4,719,535

Class R6	7,129,853	5,768,349

Cost of shares redeemed

Class A	(8,779,009)	(2,532,843)

Class I	(127,850,859)	(31,372,849)

Class R6	(22,264,248)	(3,737,113)

Net increase in net assets from Fund share transactions	$187,253,276	$66,386,813

Net increase in net assets	$168,510,867	$68,841,563

Net Assets

At beginning of year	$186,714,298	$117,872,735

At end of year	$355,225,165	$186,714,298

29	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Financial Highlights

	Class A

	Year Ended July 31,					Period Ended July 31, 2016(1)
	2020	2019	2018	2017

Net asset value — Beginning of period	$9.030	$9.010	$9.460	$9.400		$8.730

Income (Loss) From Operations

Net investment income(2)	$0.563	$0.611	$0.675	$0.608		$0.544

Net realized and unrealized gain (loss)	(0.198)	0.053	(0.399)	0.214		0.244

Total income from operations	$0.365	$0.664	$0.276	$0.822		$0.788

Less Distributions

From net investment income	$(0.635)	$(0.356)	$(0.646)	$(0.762)		$(0.118)

Tax return of capital	(0.100)	(0.288)	(0.080)	—		—

Total distributions	$(0.735)	$(0.644)	$(0.726)	$(0.762)		$(0.118)

Net asset value — End of period	$8.660	$9.030	$9.010	$9.460		$9.400

Total Return(3)(4)	4.19%	8.03%	2.82%	9.18%		9.16	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,761	$9,724	$4,840	$330		$45

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.15%	1.15%	1.15%	1.16	%(6)	1.15	%(7)

Net investment income	6.42%	7.01%	7.19%	6.46%		6.74	%(7)

Portfolio Turnover	110%	85%	80%	70%		85	%(8)

(1)	For the period from commencement of operations on September 3, 2015 to July 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.13%, 0.18%, 0.29%, 0.34% and 1.15% of average daily net assets for the years ended July 31, 2020, 2019, 2018 and 2017 and the period from commencement of operations on September 3, 2015 to July 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes interest expense of 0.01% for the year ended July 31, 2017.

(7)	Annualized.

(8)	For the year ended July 31, 2016.

30	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Financial Highlights — continued

	Class I

	Year Ended July 31,					Period Ended July 31, 2016(1)
	2020	2019	2018	2017

Net asset value — Beginning of period	$9.060	$9.030	$9.490	$9.420		$8.730

Income (Loss) From Operations

Net investment income(2)	$0.578	$0.648	$0.705	$0.649		$0.560

Net realized and unrealized gain (loss)	(0.188)	0.051	(0.413)	0.204		0.270

Total income from operations	$0.390	$0.699	$0.292	$0.853		$0.830

Less Distributions

From net investment income	$(0.656)	$(0.370)	$(0.669)	$(0.783)		$(0.140)

Tax return of capital	(0.104)	(0.299)	(0.083)	—		—

Total distributions	$(0.760)	$(0.669)	$(0.752)	$(0.783)		$(0.140)

Net asset value — End of period	$8.690	$9.060	$9.030	$9.490		$9.420

Total Return(3)(4)	4.47%	8.42%	2.98%	9.51%		9.67	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$217,227	$96,765	$38,756	$1,060		$34

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.90%	0.90%	0.90%	0.91	%(6)	0.90	%(7)

Net investment income	6.60%	7.38%	7.48%	6.90%		6.84	%(7)

Portfolio Turnover	110%	85%	80%	70%		85	%(8)

(1)	For the period from commencement of operations on September 3, 2015 to July 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.13%, 0.18%, 0.29%, 0.34% and 1.15% of average daily net assets for the years ended July 31, 2020, 2019, 2018 and 2017 and the period from commencement of operations on September 3, 2015 to July 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes interest expense of 0.01% for the year ended July 31, 2017.

(7)	Annualized.

(8)	For the year ended July 31, 2016.

31	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Financial Highlights — continued

	Class R6

	Year Ended July 31,
	2020	2019	2018	2017		2016

Net asset value — Beginning of year	$9.030	$9.000	$9.460	$9.390		$9.060

Income (Loss) From Operations

Net investment income(1)	$0.593	$0.634	$0.725	$0.625		$0.591

Net realized and unrealized gain (loss)	(0.201)	0.067	(0.431)	0.230		(0.119	)(2)

Total income from operations	$0.392	$0.701	$0.294	$0.855		$0.472

Less Distributions

From net investment income	$(0.658)	$(0.371)	$(0.670)	$(0.785)		$(0.142)

Tax return of capital	(0.104)	(0.300)	(0.084)	—		—

Total distributions	$(0.762)	$(0.671)	$(0.754)	$(0.785)		$(0.142)

Net asset value — End of year	$8.660	$9.030	$9.000	$9.460		$9.390

Total Return(3)(4)	4.63%	8.36%	3.02%	9.57%		5.37%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$119,237	$80,225	$74,277	$70,985		$64,407

Ratios (as a percentage of average daily net assets):

Expenses(4)(5)	0.85%	0.85%	0.85%	0.86	%(6)	0.85%

Net investment income	6.76%	7.27%	7.64%	6.65%		6.68%

Portfolio Turnover	110%	85%	80%	70%		85%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.13%, 0.18%, 0.29%, 0.34% and 0.49% of average daily net assets for the years ended July 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.01% for the year ended July 31, 2017.

32	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Debt Opportunities Fund (the Fund) is a non-diversified series of Eaton Vance Series Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. Effective September 3, 2015, the Fund designated its existing shares as Class R6 and established two new classes of shares named Class A and Class I. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

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Emerging Markets Debt Opportunities Fund

July 31, 2020

Notes to Financial Statements — continued

D  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of July 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — The Corporation’s Articles of Incorporation provide that no Director or officer of the Corporation shall be liable, to the fullest extent permitted by Maryland law and the 1940 Act, to the Corporation or to its shareholders for money damages. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if

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Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Notes to Financial Statements — continued

a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 11. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

M  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended July 31, 2020 and July 31, 2019 was as follows:

	Year Ended July 31,
	2020	2019

Ordinary income	$20,023,671	$5,530,888

Tax return of capital	$3,707,627	$5,456,551

As of July 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(9,474,263)

Late year ordinary loss	$(4,933,231)

Net unrealized appreciation	$2,124,347

At July 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $9,474,263 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred

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Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Notes to Financial Statements — continued

capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at July 31, 2020, $8,628,528 are short-term and $845,735 are long-term.

Additionally, at July 31, 2020, the Fund had a late year ordinary loss of $4,933,231, which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at July 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$327,218,168

Gross unrealized appreciation	$16,577,034

Gross unrealized depreciation	(14,420,957)

Net unrealized appreciation	$2,156,077

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended July 31, 2020, the investment adviser and administration fee amounted to $1,750,989 or 0.65% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.15%, 0.90% and 0.85% of the Fund’s average daily net assets for Class A, Class I and Class R6, respectively. This agreement may be changed or terminated after November 30, 2020. Pursuant to this agreement, EVM was allocated $342,325 of the Fund’s operating expenses for the year ended July 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended July 31, 2020, EVM earned $1,984 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $9,512 as its portion of the sales charge on sales of Class A shares for the year ended July 31, 2020. EVD also received distribution and service fees from Class A shares (see Note 4).

During the year ended July 31, 2020, EVM reimbursed the Fund $7,633 for a net realized loss due to a trading error. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.

Directors and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Directors of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Directors Deferred Compensation Plan. For the year ended July 31, 2020, no significant amounts have been deferred. Certain officers and Directors of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended July 31, 2020 amounted to $34,269 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is

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Emerging Markets Debt Opportunities Fund

July 31, 2020

Notes to Financial Statements — continued

levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended July 31, 2020, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including paydowns, aggregated $381,053,027 and $221,980,462, respectively, for the year ended July 31, 2020.

7  Common Shares

The Corporation’s Articles of Incorporation permit the Directors to issue one billion full and fractional common shares of the Fund ($0.001 par value per share). The Corporation’s authorized shares are subdivided into 300 million shares for each of Class A, Class I and Class R6 and 100 million shares for Class C, which has not commenced operations. Transactions in Fund shares were as follows:

	Year Ended July 31,
Class A	2020	2019

Sales	1,993,071	775,234

Issued to shareholders electing to receive payments of distributions in Fund shares	134,781	54,932

Redemptions	(1,038,588)	(290,562)

Net increase	1,089,264	539,604

	Year Ended July 31,
Class I	2020	2019

Sales	27,985,799	9,456,523

Issued to shareholders electing to receive payments of distributions in Fund shares	1,771,550	539,139

Redemptions	(15,435,425)	(3,602,252)

Net increase	14,321,924	6,393,410

	Year Ended July 31,
Class R6	2020	2019

Sales	6,608,206	401,317

Issued to shareholders electing to receive payments of distributions in Fund shares	818,926	663,810

Redemptions	(2,541,934)	(427,965)

Net increase	4,885,198	637,162

At July 31, 2020, Eaton Vance Short Duration Strategic Income Fund and donor advised funds (established and maintained by a public charity) managed by EVM owned in the aggregate 17.9% of the value of the outstanding shares of the Fund.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at July 31, 2020 is included in the Portfolio of Investments. At July 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

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Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Notes to Financial Statements — continued

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Credit Risk:  The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Fund utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps and total return swaps to enhance total return, to seek to hedge against fluctuations in interest rates, to change the effective duration of its portfolio and/or as a substitute for the purchase or sale of securities or currencies.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At July 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $3,110,954. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $712,991 at July 31, 2020.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at July 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at July 31, 2020.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2020 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Accumulated loss*	$—	$535,962	$2,753,940	$3,289,902

Receivable for open forward foreign currency exchange contracts	—	2,625,968	—	2,625,968

Receivable for open swap contracts	—	—	986,057	986,057

Total Asset Derivatives	$—	$3,161,930	$3,739,997	$6,901,927

Derivatives not subject to master netting or similar agreements	$—	$535,962	$2,753,940	$3,289,902

Total Asset Derivatives subject to master netting or similar agreements	$—	$2,625,968	$986,057	$3,612,025

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Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Notes to Financial Statements — continued

	Credit	Foreign Exchange	Interest Rate	Total

Accumulated loss*	$(268,309)	$(3,423,119)	$(6,691,523)	$(10,382,951)

Payable for open forward foreign currency exchange contracts	—	(3,027,278)	—	(3,027,278)

Payable for open swap contracts; Upfront receipts on open non-centrally cleared swap contracts	(63,586)	—	(20,090)	(83,676)

Total Liability Derivatives	$(331,895)	$(6,450,397)	$(6,711,613)	$(13,493,905)

Derivatives not subject to master netting or similar agreements	$(268,309)	$(3,423,119)	$(6,691,523)	$(10,382,951)

Total Liability Derivatives subject to master netting or similar agreements	$(63,586)	$(3,027,278)	$(20,090)	$(3,110,954)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of July 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$159,642	$(121,009)	$(38,633)	$—	$—	$—

BNP Paribas	669,201	(253,660)	—	(415,541)	—	430,000

Citibank, N.A.	185,630	(185,630)	—	—	—	—

Goldman Sachs International	1,917,940	(1,370,511)	—	(547,429)	—	580,000

HSBC Bank USA, N.A.	99,655	(14,122)	—	—	85,533	—

JPMorgan Chase Bank, N.A.	6,635	—	—	—	6,635	—

Standard Chartered Bank	366,054	(366,054)	—	—	—	—

State Street Bank and Trust Company	206,946	(206,946)	—	—	—	—

UBS AG	322	—	—	—	322	—

	$3,612,025	$(2,517,932)	$(38,633)	$(962,970)	$92,490	$1,010,000

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Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(121,009)	$121,009	$—	$—	$—	$—

BNP Paribas	(253,660)	253,660	—	—	—	—

Citibank, N.A.	(495,687)	185,630	—	180,000	(130,057)	180,000

Deutsche Bank AG	(63,586)	—	63,586	—	—	—

Goldman Sachs International	(1,370,511)	1,370,511	—	—	—	—

HSBC Bank USA, N.A.	(14,122)	14,122	—	—	—	—

Morgan Stanley & Co. International PLC	(6,456)	—	—	—	(6,456)	—

Standard Chartered Bank	(540,835)	366,054	174,781	—	—	83,000

State Street Bank and Trust Company	(245,088)	206,946	—	—	(38,142)	—

	$(3,110,954)	$2,517,932	$238,367	$180,000	$(174,655)	$263,000

Total — Deposits for derivatives collateral — OTC derivatives						$1,273,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended July 31, 2020 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$—	$(328,467)	$(328,467)

Swap contracts	332,830	—	(2,899,016)	(2,566,186)

Forward foreign currency exchange contracts	—	(1,368,542)	—	(1,368,542)

Total	$332,830	$(1,368,542)	$(3,227,483)	$(4,263,195)

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$—	$—	$(412,384)	$(412,384)

Swap contracts	(2,427)	—	(1,259,068)	(1,261,495)

Forward foreign currency exchange contracts	—	(3,756,462)	—	(3,756,462)

Total	$(2,427)	$(3,756,462)	$(1,671,452)	$(5,430,341)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended July 31, 2020, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$12,362,000	$161,972,000	$155,788,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

40

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Notes to Financial Statements — continued

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended July 31, 2020.

10  Investments in Affiliated Funds

At July 31, 2020, the value of the Fund’s investment in affiliated funds was $14,484,473, which represents 4.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended July 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$9,438,170	$322,449,239	$(317,423,782)	$21,245	$(399)	$14,484,473	$385,954	14,485,921

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

41

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Notes to Financial Statements — continued

At July 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$210,681,870	$—	$210,681,870

Foreign Corporate Bonds	—	72,914,231	830,536	73,744,767

Sovereign Loans	—	5,458,196	—	5,458,196

Loan Participation Notes	—	—	7,995,648	7,995,648

Short-Term Investments —

Foreign Government Securities	—	19,571,971	—	19,571,971

U.S. Treasury Obligations	—	449,991	—	449,991

Other	—	14,484,473	—	14,484,473

Total Investments	$—	$323,560,732	$8,826,184	$332,386,916

Forward Foreign Currency Exchange Contracts	$—	$3,161,930	$—	$3,161,930

Swap Contracts	—	3,739,997	—	3,739,997

Total	$—	$330,462,659	$8,826,184	$339,288,843

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(6,450,397)	$—	$(6,450,397)

Futures Contracts	(468,723)	—	—	(468,723)

Swap Contracts	—	(6,574,785)	—	(6,574,785)

Total	$(468,723)	$(13,025,182)	$—	$(13,493,905)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Floating-Rate Loans	Investments in Foreign Corporate Bonds	Investments in Loan Participation Notes	Total

Balance as of July 31, 2019	$2,203,730	$—	$—	$2,203,730

Realized gains (losses)	(56,332)	—	—	(56,332)

Change in net unrealized appreciation (depreciation)	33,428	(419,464)	10,803	(375,233)

Cost of purchases	—	—	7,984,845	7,984,845

Proceeds from sales, including return of capital	(2,210,249)	—	—	(2,210,249)

Accrued discount (premium)	29,423	—	—	29,423

Transfers to Level 3(1)	—	1,250,000	—	1,250,000

Transfers from Level 3	—	—	—	—

Balance as of July 31, 2020	$—	$830,536	$7,995,648	$8,826,184

Change in net unrealized appreciation (depreciation) on investments still held as of July 31, 2020	$—	$(419,464)	$10,803	$(408,661)

(1)	Transferred into Level 3 as a result of the unavailability of significant observable valuation inputs.

The Fund’s investments in Level 3 securities were primarily valued on the basis of matrix pricing.

42

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Notes to Financial Statements — continued

12  Risks and Uncertainties

Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and individual companies, as may other epidemics and pandemics that may arise in the future, and can affect the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

43

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Report of Independent Registered Public Accounting Firm

To the Directors of Eaton Vance Series Fund, Inc. and Shareholders of Eaton Vance Emerging Markets Debt Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Series Fund, Inc.), including the portfolio of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 18, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

44

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended July 31, 2020, the Fund paid foreign taxes of $940,582 and recognized foreign source income of $20,735,666.

45

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Board of Directors’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 22, 2020 (the “April 2020 Meeting”), the Boards of Trustees/Directors comprised of the same individuals (collectively, the “Board”) that oversees a majority of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements(1) for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between February and April 2020. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

(1)

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

46

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Board of Directors’ Contract Approval — continued

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by the adviser and/or administrator to each of the funds;

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters; and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2020, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

In voting its approval of the continuation of existing investment advisory agreements and sub-advisory agreements at the April 2020 Meeting, the Board relied on an order issued by the Securities and Exchange Commission on March 25, 2020, which provided temporary relief from the in-person voting requirements under Section 15 of the 1940 Act in response to the impacts of the COVID-19 pandemic.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in investing in securities, derivatives and other instruments to establish long and short investment exposures to emerging markets, and investing in derivatives to establish short investment exposure to the euro. The Board also took into account the resources dedicated to portfolio management and other services, the compensation

47

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Board of Directors’ Contract Approval — continued

methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended September 30, 2019. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark and blended benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2019, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

48

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

49

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Management and Organization

Fund Management.  The Directors of Eaton Vance Series Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Director oversees 156 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 155 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Director and officer serves until his or her successor is elected.

Name and Year of Birth	Corporation Position(s)	Director Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Director

Thomas E. Faust Jr. 1958	Director	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 155 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Corporation.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Directors

Mark R. Fetting 1954	Director	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Director	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Director	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Director	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

50

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Director Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Directors (continued)

William H. Park 1947	Chairperson of the Board and Director	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Director	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Director	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Director	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Director	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Director	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Corporation Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM

51

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2020

Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Director/Trustee for a fund in the Eaton Vance family of funds. Each Director/Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

52

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

53

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7012    7.31.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) is the only series of Eaton Vance Series Fund, Inc. (the “Corporation”), a Maryland corporation. The Corporation is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended July 31, 2019 and July 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such period.

Eaton Vance Emerging Markets Debt Opportunities Fund Fiscal Years Ended	7/31/19	7/31/20
Audit Fees	$95,000	$102,025
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$20,521	$19,391
All Other Fees(3)	$0	$0

Total	$115,521	$121,416

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by D&T for the Fund’s fiscal years ended July 31, 2019 and July 31, 2020; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the Series.

Fiscal Years Ended	7/31/19	7/31/20
Registrant	$20,521	$19,391
Eaton Vance(1)	$60,130	$51,800

(1)	The investment adviser to the Fund, as well as any of its affiliates that provide ongoing services to the Fund,

are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Fund, Inc.

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	September 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	September 23, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	September 23, 2020